AMENDMENT NO. 1 TO WARRANT AGREEMENT

     This Amendment No. 1 to Warrant Agreement (the "Amendment") is made and entered into as of the ____ day of November, 2000, by and Telscape International, a Texas corporation (the "Company"), and the Investors (as such term is defined in that certain Warrant Agreement, dated as of January 24, 2000, by and between the Company and the Investors (the "Warrant Agreement").
     WHEREAS, the Company and the Investors entered into the Warrant Agreement; and

     WHEREAS, the Company and the Investors wish to amend the terms of the Warrant Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and the Investors hereby agree as follows:

     1. Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Warrant Agreement. All references to Section herein shall be to Sections of the Warrant Agreement.

     2. Section 7.1(c) shall be amended to add a section (vi) to the end of such Section to read as follows: "or (vi) any warrants issued in connection with the issuance of the Company's Class G Senior Preferred Stock, par value $0.001 per share."

     3.     The  entirety  of  Section  7.1(c)  shall  read  as  follows:

     (c)     "Option"  shall  mean rights, options or warrants to subscribe for,
              ------
purchase  or otherwise acquire Common Stock or Convertible Securities, excluding
(i) options granted to employees, officers, directors or issued to consultants of the Company or its subsidiaries or rights, warrants or convertible securities which, in each case, are outstanding as of the Original Issue Date, (ii) any warrants outstanding on the Original Issue Date, issued under this Agreement, or issued in connection with the issuance of the Class F Preferred Stock, (iii) options granted to employees, officers, directors or consultants pursuant to stock option plans adopted by the Board of Directors and approved by any Compensation Committee of the Board of Directors, (iv) any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or other Convertible Securities issued as a part of, or in connection with, the Merger,
(v) any warrants issued in connection with the issuance of the Class C Preferred Stock, or (vi) any warrants issued in connection with the issuance of the Corporation's Class G Senior Preferred Stock, par value $0.001 per share.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1as of  the  date  first  above  written.


                         TELCAPE  INTERNATIONAL,  INC.


                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         INVESTORS:



                         _________________________________
                         S.  Marcus  Finkle



                         _________________________________
                         Richard  Jelinek



                         _________________________________
                         Charles  Schaller



                         _________________________________
                         William  Loflin



                         _________________________________
                         Uzi  Zucker



                         _________________________________
                         Dwight  Lowell



                         _________________________________
                         Jim  Chaffin



                         _________________________________
                         Robert  S.  Price

                         _________________________________
                         Selig  Zises

                         Emicar,  LLC

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         Sound  Capital  Partners,  LLC

                         By:______________________________
                         Name:____________________________
                         Title:___________________________




                         _________________________________
                         Fahad  Al  Athel



                         _________________________________
                         Vee  Bundy



                         GOLDMAN  SACHS  &  CO.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________



                         _________________________________
                         Mark  B.  Cohen



                         _________________________________
                         Steve  Hirsch



                         _________________________________
                         Jay  Teitelbaum

                         _________________________________
                         James  L.  Hochfelder



                         _________________________________
                         Arthur  Ashe



                         _________________________________
                         Adnan  S.  Nahas


                         PETROCELLI  INDUSTRIES,  INC.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________




                         BIRDIE  CAPITAL  CORP.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         NEEDHAM  CAPITAL  MANAGEMENT,  INC.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         BRAEFORD  ENTERPRISES

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         ANNISTON  CAPITAL,  INC.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________

                         GIBRALT  CAPITAL

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         SKELDA  LIMITED

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         OGER  PENSAT  HOLDINGS  LTD.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________

                               Title:


                         FERMOR  INVESTMENTS  LTD.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         CAHILL,  WARHOCK  STRATEGIC
                         PARTNERS  FUND,  L.P.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________


                         STRATEGIC  ASSOCIATES,  L.P.

                         By:______________________________
                         Name:____________________________
                         Title:___________________________